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                                                                   Exhibit 99(b)


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                          PURSUANT TO 18 U.S.C. SECTION
                          1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Jacques D. Kerrest, Senior Vice President, Finance and Chief Financial Officer of Harte-Hanks, Inc. (the "Company") hereby certify that the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of those sections.

     I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



      August 13, 2002                      /s/  Jacques D. Kerrest
      ---------------                -----------------------------------
            Date                              Jacques D. Kerrest
                                        Senior Vice President, Finance
                                     and Chief Financial Officer Officer